Exhibit 10.15

关于招股说明书不存在虚假记载、误导性陈述或者重大遗漏的承诺函

Letter of Commitment on No False Record, Misleading Statement or Major Omission in the Prospectus

鉴于北京通美晶体技术股份有限公司（以下简称“发行人”）拟申请首次公开发行股票并在科创板上市（以下简称“本次发行上市”），本企业作为发行人的控股股东，特此承诺如下：

In view that Beijing Tongmei Xtal Technology Co., Ltd. (hereinafter referred to as “the Issuer”) plans to apply for an IPO (initial public offering) and be listed on the Science and Technology Innovation Board (hereinafter referred to as “this Listing”), our enterprise, as the controlling shareholder of the Issuer, hereby undertakes as follows:

一、发行人本次发行上市的招股说明书及其他信息披露资料不存在虚假记载、误导性陈述或者重大遗漏，本企业对其真实性、准确性、完整性承担个别和连带的法律责任。

I. There is no false record, misleading statement or major omission in the prospectus for this Listing and other information disclosure materials, and our enterprise shall bear individual and joint and several legal liabilities for their authenticity, accuracy and integrity.

二、若中国证券监督管理委员会（以下简称“中国证监会”）、上海证券交易所或其他有权部门认定招股说明书所载内容存在虚假记载、误导性陈述或者重大遗漏之情形，且该等情形对判断发行人是否符合法律规定的发行条件构成重大、实质影响的，则本企业承诺将依据《中华人民共和国公司法》《中华人民共和国证券法》的规定购回本企业已转让的原限售股份（如有）。

II. If China Securities Regulatory Commission (hereinafter referred to as “CSRC”), Shanghai Stock Exchange or other authorities affirm that there is circumstance of false record, misleading statement or major omission in the prospectus and that such circumstance constitutes the major and material impact on judging whether the Issuer complies with the issuance conditions stipulated by laws, then our enterprise shall undertake to repurchase the original restricted shares, which have been transferred by our enterprise (if any), in accordance with the Company Law of the People’s Republic of China and the Securities Law of the People’s Republic of China.

三、如发行人招股说明书及其他信息披露资料有虚假记载、误导性陈述或者重大遗漏，致使投资者在证券发行和交易中遭受损失的，本企业将依法赔偿投资者损失。

III. If there is false record, misleading statement or major omission in the Issuer’s prospectus and other information disclosure materials, causing the losses to the investors in the securities issuance and transactions, our enterprise will compensate the investors for the losses according to law.

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Exhibit 10.15

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(There is no text below this page)

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Exhibit 10.15

（本页无正文，为《关于招股说明书不存在虚假记载、误导性陈述或者重大遗漏的承诺函》的签署页）

(Without text, this page is a signing page of Letter of Commitment on No False Record, Misleading Statement or Major Omission in the Prospectus)

AXT, Inc. （盖章） (Sealed) 签署： Signed by: 姓名：MORRIS SHEN-SHIH YOUNG Name: MORRIS SHEN-SHIH YOUNG 职务：授权代表 Title: authorized representative 日期：年月日 Date: MM/DD/YY

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